UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 2, 2004


                             ASA INTERNATIONAL LTD.
                             ----------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     0-14741                  02-0398205
           --------                     -------                  ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

   10 Speen Street, Framingham, Massachusetts                       01701
   ------------------------------------------                       -----
    (Address of principal executive offices)                     (Zip Code)

    Registrant's telephone number, including area code:       (508) 626-2727
                                                              --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

            On November 2, 2004, ASA International Ltd. ("ASA") issued a press release announcing that ASA received an unsolicited indication of interest from a third party by letter on October 29, 2004 and that ASA's Board of Directors unanimously determined to advise the third party that ASA was not interested in a sale of ASA. The press release is furnished as Exhibit No. 99.1 to this Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

(c)      Exhibits:

         99.1     Press Release dated November 2, 2004.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ASA INTERNATIONAL LTD.
                                       (Registrant)

Date:  November 2, 2004                By: /s/ Terrence C. McCarthy
                                       ----------------------------
                                       Terrence C. McCarthy
                                       Vice President, Secretary  and Treasurer

                                INDEX TO EXHIBITS

Exhibit No.       Description
-------------     --------------

99.1              Press Release dated November 2, 2004.